Exhibit 32.1

FIRST MARINER BANCORP
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, I, Mark A. Keidel, Principal Executive Officer of First Mariner Bancorp (the “Company”) hereby certify that (i) the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2013 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2013	/s/ Mark A. Keidel
Mark A. Keidel
Interim Chief Executive Officer and Principal Executive Officer